EXHIBIT 99.1


PROSPECTUS SUPPLEMENT                                REGISTRATION NO.  333-31226
(To Prospectus dated March 12, 2002)






                        1,000,000,000 Depositary Receipts
                           Broadband HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated March 12, 2002 relating to the sale of up to 1,000,000,000 depositary receipts by the Broadband HOLDRS (SM) Trust.

         The share amounts specified in the table on page 13 of the base prospectus shall be replaced with the following:


                                                                                                 Primary
                                                                                     Share       Trading
                              Name of Company                         Ticker        Amounts      Market
           -----------------------------------------------------     --------      ---------    ---------
           Agere Systems, Inc. Class A(1)                             AGR.A         .312604       NYSE
           Agere Systems, Inc. Class B(1)                             AGR.B        7.672327       NYSE
           Applied Micro Circuits Corporation                          AMCC            2          NASDAQ
           Broadcom Corporation                                        BRCM            2          NASDAQ
           Ciena Corporation                                           CIEN            2          NASDAQ
           Comverse Technology, Inc.                                   CMVT            2          NASDAQ
           Conexant Systems, Inc.                                      CNXT            2          NASDAQ
           Copper Mountain Network, Inc.                               CMTN            1          NASDAQ
           Corning, Inc.                                               GLW             9          NYSE
           JDS Uniphase Corporation                                    JDSU          11.8         NASDAQ
           Lucent Technologies, Inc.                                    LU            29          NYSE
           Motorola, Inc.                                              MOT            18          NYSE
           Next Level Communications, Inc.                             NXTV            1          NASDAQ
           Nortel Networks Corporation                                  NT            28          NYSE
           PMC-Sierra, Inc.                                            PMCS            1          NASDAQ
           Qualcomm Incorporated                                       QCOM            8          NASDAQ
           RF Micro Devices, Inc.                                      RFMD            2          NASDAQ
           Scientific-Atlanta, Inc.                                    SFA             2          NYSE
           Skyworks Solutions, Inc.(2)                                 SWKS          .702         NASDAQ
           Sycamore Networks, Inc.                                     SCMR            3          NASDAQ
           Tellabs, Inc.                                               TLAB            4          NASDAQ
           Terayon Communications Systems, Inc.                        TERN            2          NASDAQ

           --------------------

           (1) As a result of the spin-off of Agere Systems Inc. (Class A Common Stock) and Agere Systems
           Inc. (Class B Common Stock) from Lucent Technologies Inc., Agere Systems Inc. (Class A Common
           Stock) and Agere Systems Inc. (Class B Common Stock) will be included in Broadband HOLDRS.
           Effective June 6, 2002, 0.312604 shares of Agere Systems Inc. (Class A Common Stock) and
           7.672327 shares of Agere Systems Inc. (Class B Common Stock) are included in each round-lot of
           100 Broadband HOLDRS.

           (2) On June 26, 2002, Conexant Systems, Inc. completed its merger with Alpha Industries Inc., creating Skyworks Solutions, Inc.  As a result of the merger, each share of Conexant Systems,
           Inc. received .351 shares of Skyworks Solutions, Inc., which will be added to Broadband
           HOLDRS.  Effective July 1, 2002, the share amount of Skyworks Solutions, Inc. represented by a round-lot of 100 Broadband HOLDRS is .702.


         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is June 30, 2002.